Supplement dated Nov. 18, 2003 to the following prospectuses:
       Evergreen Essential(SM) Variable Annuity dated Nov. 6, 2003 - 45276 F Evergreen New Solutions Variable Annuity dated Nov. 6, 2003 - 45272 F

The AEL One-Year Fixed Account and Guarantee Period Accounts (GPAs)

For contracts with applications signed on or after Dec. 5, 2003, the amount of any purchase payment allocated to the AEL One-Year Fixed Account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit in those states where we offer GPAs that do not require payment of a statutory minimum guaranteed interest rate.

In all other states, the amount of any purchase payment allocated to the GPAs and the AEL One-Year Fixed Account in total cannot exceed 30% of the purchase payment.

Please ask your sales representative which contract feature applies to you.

The Variable Account and the Funds

Four funds of the Evergreen Variable Annuity Trust will merge, subject to shareholder approval, into the following survivor funds on Dec. 5, 2003:


Current Fund                                    Survivor Fund
Evergreen VA Blue Chip Fund - Class 2           Evergreen VA Fund - Class 2
Evergreen VA Capital Growth Fund - Class 2      Evergreen VA Growth and Income Fund - Class 2
Evergreen VA Global Leaders Fund - Class 2      Evergreen VA International Equity Fund - Class 2
Evergreen VA Masters Fund - Class 2             Evergreen VA Fund - Class 2


The investment adviser to the survivor funds is Evergreen Investment Management Company, LLC. The investment objectives and policies of the survivor funds are described below:

Investing In Investment                Objectives and Policies
Evergreen VA Fund --                   Objective:  long-term capital growth.  The Fund seeks
Class 2                                to achieve its goal by investing primarily in common
                                       stocks of large U.S. companies,  whose market  capitalizations at time of purchase fall within the range tracked by the
                                       Russell  1000(R) Index.

Evergreen VA Growth and                Objective: capital  growth  in the value of its  shares  and
Income Fund - Class 2                  current  income.  Invests  in primarily  common stocks of medium-
                                       to large-sized  U.S.  companies whose market capitalizations at time of purchase fall within the range tracked by the Russell
                                       1000(R) Index.

Evergreen  VA  International           Objective: long-term capital growth, with modest income as
Equity  Fund - Class  2                a secondary objective.  The Fund seeks to achieve its goal by investing  primarily in equity securities issued by established, quality  non-U.S.  companies  located in countries  with developed markets and may purchase securities across all market capitalizations.
                                       The Fund may also invest in emerging markets.


The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us in writing at American Enterprise Life Insurance Company, 829 AXP Financial Center, Minneapolis, MN 55474 or calling us at (800) 333-3437.

Here is some important information about the survivor funds' fees and expenses:

Total annual operating expenses for each fund

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                Management fees      12b-1 fees    Other expenses    Total
Evergreen Variable Annuity Trust
  Evergreen VA Fund - Class 2                        .75%               .25%            .23%           1.23%(1)
  Evergreen VA Growth and Income Fund - Class 2      .75                .25             .18            1.18(1)
  Evergreen VA International Equity Fund - Class 2   .66                .25             .73            1.64(1)

(1) The Total ratio of expenses to average net assets excludes expense reductions and fee waivers. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The fund's investment advisor may cease these waivers or reimbursement at any time. With fee waivers and expense reimbursement, "Other expenses" and "Gross total annual expenses" would be 0.37% and 1.23% for Evergreen VA Blue Chip Fund - Class 2, 0.08% and 1.13% for Evergreen VA Capital Growth Fund - Class 2, 0.00% and 0.55% for Evergreen VA Equity Index Fund - Class 2, 0.13% and 1.25% for Evergreen VA Global Leaders Fund - Class 2, 0.27% and 1.22% for Evergreen VA Growth Fund - Class 2, 0.30% and 1.25% for Evergreen VA High Income Fund - Class 2, 0.34% and 1.25% for Evergreen VA International Growth Fund - Class 2, 0.13% and 1.25% for Evergreen VA Masters Fund - Class 2 and 0.13% and 1.25% for Evergreen VA Small Cap Value Fund - Class 2.

In addition, the Evergreen VA Equity Index Fund - Class 2 (the "Fund") will be liquidated on Dec. 23, 2003. In anticipation of the proposed elimination of the Fund, the Fund will be closed to new investments on Dec. 9, 2003. You must make a new fund allocation before Dec. 9, 2003 if you are making additional payments to the Fund or have selected the Fund as an investment option in any of the following automatic allocation plans:

o  Systematic investment plan
o  Asset rebalancing
o  Dollar-cost averaging
o  Systematic withdrawal
o  Interest Sweep strategy

If we do not receive your instructions for a new fund allocation before the close of business on Dec. 9, 2003, we will allocate any additional purchase payments or automatic allocation plan instructions you have designated for investment in the Fund to the AXP(R) Variable Portfolio - Cash Management Fund.

If you are not in an automatic allocation plan but are currently invested in the Evergreen VA Equity Index Fund - Class 2, you must transfer out of the Fund by Dec. 23, 2003. You may transfer the contract value in the Fund to any of the funds offered within the product. Please refer to your variable annuity prospectus or consult with your sales representative to review the investment options available. You may contact AEL at (800) 333-3437 between the hours of 8:00 a.m. and 7:00 p.m. CST to obtain fund prospectuses or to initiate a transfer.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

45276-22 A (11/03)